Program begins at 8:15AM December 2017

This presentation, and other statements that Jones Lang LaSalle Incorporated (“JLL”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to JLL’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may involve, without limitation, known and unknown risks, uncertainties, and other factors which may cause JLL’s actual results, performance, achievements, plans and objectives, to be materially different from those expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ from those in our forward-looking statements include, without limitation: 1) the effect of political, economic and market conditions and geopolitical events, 2) the logistical and other challenges inherent in operating in numerous different countries, 3) the actions and initiatives of current and potential competitors, 4) the level and volatility of real estate prices, interest rates, currency values and other market indices, 5) the outcome of pending litigation, and 6) the impact of current, pending and future legislation and regulation. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, we expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in our expectations or results, or any change in events. We caution investors not to rely unduly on any forward-looking statement and urge you to carefully consider the risks described in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, filed with the Securities and Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the Appendix and via the JLL website, Appendix www.JLL.com. Safe harbor statement 2

Investor Day Christian Ulbrich Welcome & Our Beyond Strategy December 2017

Global Executive Board John Forrest CEO Corporate Solutions Richard Bloxam Global Head of Capital Markets Trish Maxson Chief HR Officer Christie Kelly CFO Greg O’Brien CEO Americas Guy Grainger CEO EMEA Anthony Couse CEO Asia Pacific Christian Ulbrich CEO Jeff Jacobson CEO LaSalle Investment Management 4

Agenda

Technology Innovation Showcase Opens at 7:30AM		
Morning Session 8:15AM start	Opening Disclosures	Grace Chang, Corporate Finance & IR
	Welcome & Our Beyond Strategy	Christian Ulbrich, CEO
	Global Real Estate Market Overview	Ben Breslau, Research & Strategy
	LaSalle Global Growth & Beyond	Jeff Jacobson, LaSalle Investment Management
	Growth in Corporate Solutions	John Forrest, Corporate Solutions
	Panel #1: Corporate Solutions Clients & Technology	John Forrest (moderator)
Break & Technology Innovation Showcase – 25 mins		
Late Morning 10:45AM start	Global Capital Markets Strategy	Richard Bloxam, Capital Markets
	Panel #2: Regional CEO Session A view of JLL Real Estate services around the world	Greg O'Brien, Americas CEO Guy Grainger, EMEA CEO Anthony Couse, Asia Pacific CEO Ben Breslau (moderator)
	Financial Overview	Christie Kelly, CFO
	Q&A and Closing Remarks	Christian Ulbrich & Leadership team
Lunch Available at 1:00PM		
Technology Innovation Showcase Ends at 2:00PM		

5

Trends shaping our future • RE shifting from alternative to defined asset class • Long-term rising allocations • Drives growth in transaction volumes Rising investment allocations • Sustained market growth in outsourcing • CRE expertise increasingly seen as value driver • Substantial headroom in total CRE universe Growth in corporate outsourcing • Continues as major global trend • International hub cities growing and thriving • Cities are where we do majority of business Urbanization • Rapid global transformational effects • Currently no single dominant tech disruptor in RE • JLL’s Beyond strategy driving Technology leadership 4th Industrial Revolution Well-positioned to capture opportunities 6

Industry dynamics • Inflationary workforce cost • Consolidation of peers • Fee pressure Our strategic focus • Continued revenue growth • Margin expansion • Drive shareholder value • Strong cash generation Leveraging our Beyond Strategy 7

• Building our brand beyond real estate • Reaching more C-suite decision makers • Consistent global brand perception The Pillars of Beyond • Substantial multi-year investment plan • Drive Digital DNA across organization • Proptech focus exemplified by JLL Spark • Driving value as strategic partners • Seamless global client approach • Leverage advanced tech & data • Unwavering commitment to shared Values • Teamwork, ethics and excellence • Building a Better Tomorrow • Leading professional services / tech employer • Attract diverse and ambitious talent pool • Strong emphasis on training and development Clients Brand Digital People Values Growth 8

Beyond in 2025 2016 $5.8B Current 10% - 12% 2025 $12B 2025 12% - 14% Creating value for all our stakeholders 2016 10% 2025 12% 2016 $215M 2025 $1B+ 9 Target Fee revenue growth Target EBI T DA margin Target ROIC Target Cash from Operations

Leadership priorities • Drive differentiation through Technology • Leverage Corporate Solutions platform to drive profitable growth • Broaden Global Capital Market capabilities across capital stack • Complete platform transformation to support operational efficiency • Optimize business portfolio: align capabilities, clients and geography efficiency Capital allocation focused on transformative growth Drive cash flow generation and strong working capital focus 10

Investor Day Ben Breslau Global Real Estate Market Overview December 2017

Global economy set to accelerate from 2016 lull and growth to continue through extended late cycle Sources: Oxford Economics; JLL Research -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 Ye ar -O ve r- Ye ar R eal G D P Gr ow th (% ) Forecast 12

Synchronized and accelerating global growth GDP forecasts 2018 forecast 2.2% 2.6% 6.8% 6.4% 1.6% 1.7% 2.5% 2.4% 1.5% 1.5% 6.5% 7.5% 1.8% 1.8% 2.1% 2.3% 2017 (Jan forecast) 2.3% 6.3% 1.0% 1.5% 1.5% 6.7% 1.5% 1.8% 2017 (Nov forecast) Sources: Oxford Economics; JLL Research JapanUnited States China Germany United Kingdom France AustraliaIndia 13

Policy uncertainty has declined globally and in the U.S. but volatility remains likely 0 50 100 150 200 250 300 A pr -0 1 O ct -0 1 A pr -0 2 O ct -0 2 A pr -0 3 O ct -0 3 A pr -0 4 O ct -0 4 A pr -0 5 O ct -0 5 A pr -0 6 O ct -0 6 A pr -0 7 O ct -0 7 A pr -0 8 O ct -0 8 A pr -0 9 O ct -0 9 A pr -1 0 O ct -1 0 A pr -1 1 O ct -1 1 A pr -1 2 O ct -1 2 A pr -1 3 O ct -1 3 A pr -1 4 O ct -1 4 A pr -1 5 O ct -1 5 A pr -1 6 O ct -1 6 A pr -1 7 O ct -1 7 U.S. GlobalE co no m ic p ol ic y un ce rta in ty in de x Global Financial Crisis U.S. Debt Ceiling and European Debt Crisis Brexit followed by U.S. election *Global index using PPP-adjusted GDP weightings; US news-based policy uncertaintySources: policyuncertainty.com, JLL 14

-3 -2 -1 0 1 2 3 4 D ec -8 0 D ec -8 1 D ec -8 2 D ec -8 3 D ec -8 4 D ec -8 5 D ec -8 6 D ec -8 7 D ec -8 8 D ec -8 9 D ec -9 0 D ec -9 1 D ec -9 2 D ec -9 3 D ec -9 4 D ec -9 5 D ec -9 6 D ec -9 7 D ec -9 8 D ec -9 9 D ec -0 0 D ec -0 1 D ec -0 2 D ec -0 3 D ec -0 4 D ec -0 5 D ec -0 6 D ec -0 7 D ec -0 8 D ec -0 9 D ec -1 0 D ec -1 1 D ec -1 2 D ec -1 3 D ec -1 4 D ec -1 5 D ec -1 6 D ec -1 7 S ig m as (S ta nd ar d D ev ia tio ns ) fro m L on g Te rm P ric e Tr en d lin e Global Stocks Global Corporate Bonds Global REITs “A Bull Market in Everything” was The Economist’s 7 October 2017 edition headline. Source: LaSalle, MSCI (MXWO), Citigroup World BIG (bonds), FTSE EPRA NAREIT Global Index in USD (REITs), Bloomberg. Data to 1 December 2017 A “bull market in everything” – how long can it last? Source: JLL Research, LaSalle Investment Management 15

Secular trends underpin real estate performance


Profit pressures
Everything as a Service
Human Experience
Flexibility & Specialization
Consolidation & Centralization
Ecommerce
Autonomous vehicles
Blockchain
Sharing economy
AI and Automation
SMART buildings
Outsourcing
Technology
Urbanization
Capital
Millennial generation impact
Innovation clusters
Regeneration of fringe locations
Rising Middle Class in EMs
New tenant expectations (amenities & walkability)
Regulatory and planning
Active vs passive strategies
Global savings glut and search for yield
Increasing real estate allocations
Cross border flows
Capitalization options

Source: JLL Research, LaSalle Investment Management

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The fourth industrial revolution – macro trends Technology is ubiquitous The Internet is considered a standard building utility Connected devices are now the norm AI, Automation and robotics digitizing human jobs Expectation of “on demand” consumption, mobility and flexibility Experience is everything 17

Property market fundamentals overview Most sectors to enjoy healthy conditions throughout 2018 Office Industrial Retail • Steady, technology- fueled leasing activity • Cyclical peak of deliveries leading to rising vacancy rates • Prime rental rate growth exceeding expectations, led by key CBDs Hotel Multifamily • Strongest, most consistent momentum among sectors globally • Surging ecommerce and logistics growth, low vacancy rates spur construction and rising rents • Last mile is the next e-commerce battle ground • Ecommerce and changing consumer preferences lead to polarization • New supply is restrained • Reinvention of retail offering focused on digital, mixed use, and experiential formats • Positive hotel market performance tracks economy • 2018 will mark 9th consecutive year of RevPAR growth • Relative lack of product and late cycle underwriting on market at present • Solid U.S. demand, though development softens rent growth • Large pipeline of build-to- rent projects in UK Source: JLL, November 2017 18

Office markets spread around the clock with major cities clustered and active in the late cycle phase Rental Values Bottoming Out Rental Growth Slowing Rental Values Falling Rental Growth Accelerating The JLL Property Clocks SM Source: JLL, October 2017 Americas EMEA Asia Pacific Based on rents for Grade A space in CBD or equivalent. This data is based on material/sources that we believe to be reliable. While every effort has been made to ensure its accuracy, we cannot offer any warranty that it contains no factual errors. Neither Jones Lang LaSalle nor any of its affiliates accept any liability or responsibility for the accuracy or completeness of the information contained herein. Moscow, Johannesburg, Warsaw, Zurich Milan Amsterdam, Madrid, Sydney, Toronto Seoul Istanbul, Houston Stockholm Brussels Frankfurt, Prague Dubai Beijing, Washington DC Dallas Singapore Mumbai Shanghai Paris, New York, Chicago, San Francisco Mexico City Los Angeles Tokyo, Hong Kong London Sao Paulo Delhi Berlin Boston 19

Commercial real estate market outlook prospects 2018 Leasing, vacancy, development, rents and capital values relate to the office sector Source: JLL, October 2017 Investment -5-10% lower Capital values 2% higher Rents 3% higher Development Slowing Vacancy rate Rising Leasing Stable 20

Global office leasing volumes remaining healthy Gross office absorption across 86 office markets 30 33 36 39 42 45 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 m illi on s sq . m 24 markets in Europe; 50 markets in the US; 22 markets in Asia Pacific. Source: JLL, October 2017 Forecast 21

U.S. leasing activity demonstrates a broad spectrum of stability and growth, with technology leading volumes Source: JLL Research Data represents 2017 U.S. leases over 20,000 sf 22.6% 29.0% 32.4% 33.6% 35.9% 41.2% 44.0% 48.3% 48.6% 55.0% 58.0% 59.2% 66.0% 68.5% 72.3% 73.0% 70.2% 65.3% 47.4% 64.1% 64.1% 55.0% 56.0% 39.5% 39.1% 39.3% 42.0% 30.6% 32.3% 28.5% 27.7% 22.1% 7.2% 5.7% 20.2% 2.3% 3.8% 12.2% 12.3% 5.7% 10.2% 1.7% 3.0% 4.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Law firms Media and entertainment Architecture and engineering Energy Accounting and consulting Healthcare Advertising and marketing Finance Insurance Government Life sciences Technology Real estate/coworking Professional services Leisure and hospitality Education Share of quarterly leasing activity (%) Growing Stable Shrinking 22

Expect a 5-10% decline in investment volumes in 2018 0 100 200 300 400 500 600 700 800 Americas EMEA Asia Pacific Global U S$ b illio ns 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (F) 2018 (F) -10% +10% ~0% ~0% -15% -10% +5% -5-10% Projected change 2016-2017 Projected change 2017-2018 Source: JLL Research 23

Despite conventional volumes being down, less conventional structures and financing activities are rising Single asset sales (through Q3) Loan originations (through Q3) $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 Tr an sa ct io n vo lu m e (U S$ b illio ns ) 0 100 200 300 400 500 600 700 800 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 M B A or ig in at io ns in de x -12.9% Year-over-year change +16.9% Year-over-year change Recaps (through Q3) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 Tr an sa ct io n vo lu m e (U S$ b illio ns ) +79.2% Year-over-year change Source: JLL Research, Real Capital Analytics (U.S. transactions larger than $5.0m; includes portfolio, entity-level transactions), Mortgage Bankers Association (as of Q3 2017) 24

Key risks for the market outlook Upside Potential GDP boost for 2018 from tax reform U.S. Fiscal Policy Major markets growing together with trade accelerating Synchronized global growth Markets may be due for some price correction, but systemic risk has declined Balance sheets Fed tightening and other central banks following suit Monetary Policy Tensions remain around the world and watch for policy missteps Policy & Geopolitical A blip in financial markets could ripple and take the wind out of growth sails Asset pricing Downside 25

Investor Day Jeff Jacobson LaSalle Global Growth & Beyond December 2017

LaSalle is one of the world’s leading real estate investment managers Building trust through a differentiated combination of knowledge, people and client focus Countries Offices Employees Across the Globe Global Assets Under Management 17 24 730+ $59B 27

37% 20% 17% 12% 7% 4% 3% Public Pension Funds Family Office / High Net Worth / Mass Affluent Corporate Pension Funds Sovereign Wealth Corporate Insurance Companies Other Client snapshot + capital raising success A trusted advisor to leading investors for more than 40 years Since 2013, LaSalle has raised $30+ billion of capital commitments 50% has been cross-border 32% 46% 22%North America EMEA Asia-Pacific Total AUM by RegionTotal AUM by Investor Type 400+ investors across 30 countries Source: LaSalle Investment Management at Sep. 30, 2017 28

Diversified mix of assets under management Deep experience across multiple investment products, regions and risk profiles Total AUM by product Public real estate securities $11.7 $33.3 $14.0 Private equity separate accounts Private equity commingled funds Core+ Value-Add Core Opportunistic Private equity AUM by risk strategy Americas Asia Pacific Europe Private equity AUM by region $22.1 $17.3 $7.9 $30.3 $6.4 $7.9 $2.7 Source: LaSalle Investment Management at Sep. 30, 2017 (US$ billions) 29

0 50 100 150 200 2016 2020F 2025F 9.9 12.8 17.4 2016 2020F 2025F Sources: PWC “Asset and Wealth Management Revolution Embracing Exponential Change”; Institutional Real Estate Allocations Monitor by Hodes Weill & Associates and Cornell University’s Baker Program in Real Estate; LaSalle Global Real Estate Universe – 2018 Update, MSCI, Oxford Economics Secular tailwinds ahead Economic expansion and rising allocations to real estate drive demand for LaSalle services Institutional investor owned real estate (in $US trillion) Global institutional AUM - all asset classes (in $US trillion) Institutional target allocations to real estate (%) 8 8.5 9 9.5 10 10.5 2013 2014 2015 2016 2017 2018F 30

Dual-track approach Delivering on stabilized annuity earnings + incentive fees via superior investment performance LaSalle Fund Offerings: Core Funds Core+ Funds Separate Accounts Value-Add Funds Opportunistic Funds Driving Strong Annuity Earnings Foundation Performance-based Incentive Fees 31

Private equity AUM trajectory Targeting accelerated AUM growth through 2025 $36 $45 $82 2010A 2016A 2025E LaSalle AUM growth Other Private Equity 2X revenue growth (from 2016) $100B +3.7% CAGR +7% CAGR Total AUM: $44B $60B $100B Looking back 2010-16 AUM trend: Modest AUM growth driven by strong capital raise, offset by timely asset sales in a robust market generating superior client returns and LaSalle incentive fees Looking ahead 2025 target: • Increased focus on scaling Core/Core+ Fund:  Higher margin quality  Stabilized annuity revenue  Predictable AUM growth  Strong performance track record • Optimize platform ops: asset management & technology 32

Understanding incentive fees

LaSalle's proven track record of value-add and opportunistic execution

Value-Add / Opportunistic fund stages over ~7-9 year lifecycle

When

How[1]



Raise capital
Invest
Asset manage
Harvest / Dispose
Incentive fee = LaSalle share of profits above preferred return (typically ~20%)
Investor share of profits above preferred return
Preferred return to investors
Return of initial capital to investors
Initial fund capital
Realized capital

Drivers

- → Cyclical market forces
- → Variable hold periods, in some cases with client discretion over disposition timing
- → Up to 7 years (or longer) to manifest

(1) Stylized, illustrative example. Incentive fee calculations and distribution waterfalls vary by mandate.

33

Investor Day John Forrest Growth in Corporate Solutions December 2017

We offer strategy, services and technology across the entire real estate life cycle to corporates and public institutions globally JLL Corporate Solutions

Portfolio Operations Capital Desired Outcomes at the Portfolio Level • Talent attraction/retention • Enhanced user experience • Operational excellence • Improved productivity and financial performance • Data-driven decisions • Accelerated business transformation Typical Client Real Estate Cost Profile Corporate real estate is typically a top 5 spend category, which enables and underpins the performance of the top spend category: people Real Estate Enables Business Performance Clients use us to drive strategic value from their corporate real estate portfolios 36

Corporate Solutions’ full suite of services addresses clients’ needs across the full real estate life cycle globally Integrated Facilities Management Site Acquisition/ Disposition Engineering Energy and Sustainability Employee Services Lease Admin Workplace Strategy Portfolio Strategy Occupancy Planning Capital Planning Design Fit-out and Construction Moves, Adds and Changes Digitally-enabling services transform how clients use, manage and drive value from real estate JLL’s global platform allows Corporate Solutions to compete with few others for mandates to run multi-service, multi-geography portfolios Full real estate life cycle calls for a complex suite of services 37

We have organized around the client, adopting a key account management approach, with 4 global service lines Portfolio-level client outcomes are delivered through optimizing people, process and technology Best-in-class data management and technology have become central to delivering next-generation portfolio outcomes Client-centric business model 38

Project and Development Services Integrated Facilities Management Integrated Portfolio Services Technology Solutions Strategic acquisitions have transformed our business 39

$35B client project capital spend managed/advised annually 1.5B sq ft facilities under management 500+ strategic accounts 35K employees globallycountries 80 5 years average contract length Our growing, dynamic global business 40

2025 goals Strategies 2x fee revenue growth • Transform our operating model for improved efficiency • Lead digital innovation to address an evolving market • Enhance our EMEA platform and growth with European corporates • Penetrate growth industries and enter new asset classes • World-class product management, sales and marketing 200 basis points margin expansion Going Beyond: Corporate Solutions’ growth strategy 41

“Corporate real estate (CRE) is changing dramatically. At DBS, CRE has gone well beyond managing buildings. It’s helping us drive innovation for our business and redefine our culture. Like never before, we have the power to be a fire-starter for change. This is where the value of our service partners like JLL come into play: challenging the status quo and delivering value well beyond our bottom line.” Erwin Chong Head of CRE Strategy & Administration Development Bank of Singapore (DBS) Past Siloed functions and services Local and regional Real estate assets Future Integrated with HR, IT, finance Locally relevant, globally scalable Workplace, employee enablement Smart buildings, cognitive AI Delivering transformational workplace experiences …and driving business performance 42

Investor Day Richard Bloxam Global Capital Markets Strategy December 2017

Vision Statement The most strategic, creative and connected real estate investment advisor to our clients in the world JLL Capital Markets

Increasing demand for real estate allocation Increasing saving rates Underfunded pension systems Increasing allocations to real estate Increasing cross border investing Strong inflows to real estate set to continue, underpinned by long-term investment fundamentals 45

Global cross border transaction volumes Increasing faster than domestic investments 0% 10% 20% 30% 40% 50% 0 100 200 300 400 500 600 700 800 2009 2010 2011 2012 2013 2014 2015 2016 Domestic Intra-regional Inter-regional Cross Border as % of total U S $ B Source - RCA, JLL $209 $320 $434 $463 $589 $708 $704 $661 46

Investment management clients growing AUM growth from 2011 to 2016 Source: Property Funds Research, Institutional Real Estate *As of 31st December 2011 **As of 31st December 2016 Top 5 Investment Managers $378B* $630B** Top 5 Investment Managers – Big are getting bigger 47

Capital Markets • Harness technology to optimise client solutions, and enhanced client experience • Focus on strategic relationships with high growth clients • Increase market share and broaden the range of high value financial services • Leverage our granular market knowledge and occupier intelligence • Hire, retain and develop the best people operating in an agile platform working collaboratively to provide optimized solutions for our clients 48

Structured Finance Direct Investment Capital Raising Fund Raising M&A JV & Club Deals Debt Strategies RetailOffice Warehouse Capital $ € ¥ £ Data CenterLogistics Medical Office ResidentialHotel Student Housing JLLJLL We have an opportunity…..to be the first point of contact for all real estate investment advice 49

Foundational technology platform for capital markets Harness technology to provide better service at greater velocity AI technology to extend and refine lead generation Enhance digital experience for our clients 50

Capital Markets revenue by geography * May 2011: King Sturge acquired ** November 2015: Oak Grove acquired ($ in millions) JLL Capital Markets fee revenue $84 $136 $169 $219 $267 $332 $404 $141 $229 $235 $333 $411 $475 $387 $81 $95 $109 $164 $145 $149 $158 2010 2011 2012 2013 2014 2015 2016 Americas EMEA Asia Pacific $956 $949 $823 $460 $306 $716 $513 Americas CAGR 29.9% * EMEA CAGR 18.3% APAC CAGR 11.8% ** Consolidated CAGR 20.8% 41% 43% 17% Fee revenue distribution Americas Asia Pacific EMEA 2016 fee revenue = $949M Broadly diversified revenue geographically 51

Increasing revenue diversification 22% 78% Capital Markets fee revenue = $949 million Debt & Other Financial Services Investment Sales & Acquisitions 2016 Debt & Other Financial Services 40% 60% 2x fee revenue growth Vision: 2025 Investment Sales & Acquisitions Ambition to create a broadly diversified revenue stream 52

Investor Day Christie Kelly Financial Overview December 2017

Drive sustainable profitable growth >12% Return on invested capital 2025 Target • Accelerate organic revenue growth • Expand margins • Increase cash generation and maintain financial strength • Disciplined capital allocation 2x Fee revenue 12-14% EBITDA margin $1B+ Cash from operations 54

Accelerate profitable growth Solid foundation supports 9% average annual fee revenue growth 20 25 T ar ge t Corporate Solutions Capital Markets Local Markets LaSalle Investment Management 10%+ Revenue 2x Revenue CAGR 7%+ • Diversify capabilities • Digitize platform • Market intelligence Integrate globally • Grow share • Drive productivity • Further develop top talent Leverage market position • Focused growth • Top-tier performance • Leverage knowledge & people Fewer, simpler, bigger • Client centricity • Value chain • Technology Partner strategically Revenue CAGR 2x Revenue 55

Balanced and disciplined capital allocation strategy Capital allocation focus on maximizing long-term returns In ve st w ith d ef in ed h ur dl es Improving cash flow generation Working capital efficiency Balance sheet strength Investment grade commitment Cash flow from operations target $500M+ growing to $1B+ per year in 2025 Maintain net debt to EBITDA 2x or below Priorities Co-Investment M&A Platform Technology 56

Optimize cash generation Deliver strong cash flow from operations $215M $1B+ 2016 2025 Target Cash flow from operations • Quality earnings growth • Efficient operating expense structure • Best-in-class working capital management Cash flow drivers 57

Transform & Simplify Finance & Human Resources JLL Business Services P&L Impact $60M P&L Impact $40M • Workforce transitioning • Process streamlining • Center consolidation 6 global centers • Migration to global ERP Platform • Process transformation • Payroll system consolidation Integrated platform Generate 100 bps in margin expansion by 2025 Supply Chain & Procurement P&L Impact $25M • Leverage total purchasing power • Sourcing as a service • Deploy leading tools and systems $30B+ managed spend 58

Beyond in 2025 2016 $5.8B Current 10% - 12% 2025 $12B 2025 12% - 14% Creating value for all our stakeholders 2016 10% 2025 12% 2016 $215M 2025 $1B+ 59 Target Fee revenue growth Target EBI T DA margin Target ROIC Target Cash from Operations

Key Messages for 2025 & Beyond . . . Christian Ulbrich Chief Executive Officer Capitalize on macro trends & strong JLL foundation to deliver operating and financial growth through 2025 Ben Breslau MD, Research & Strategy Stable global economy supports continued real estate demand and fundamentals Jeff Jacobson CEO, LaSalle Investment Management Build on strong track record with greater scale and returns John Forrest CEO, Corporate Solutions Leverage technology & people leadership to drive operating efficiency & deepen market penetration Richard Bloxam Global Head of Capital Markets Diversify Global Capital Markets capabilities across capital stack Greg O’Brien CEO, Americas Anthony Couse CEO, Asia Pacific Guy Grainger CEO, EMEA Real Estate Services Strong global leadership, a key differentiator:  Technology is critical in what we do for clients  Operating leverage & platform simplification support margin expansion  Be nimble & agile in service solutions to deliver for clients consistently  Invest in our talent/people/culture Christie Kelly Chief Financial Officer Laser-focus across operating levers: commercial, business and infrastructure, to drive profitable long-term growth 61

Q&A Christie Kelly CFO Greg O’Brien CEO Americas Guy Grainger CEO EMEA Anthony Couse CEO Asia Pacific John Forrest CEO Corporate Solutions Richard Bloxam Global Head of Capital Markets Ben Breslau Managing Director Research & Strategy Christian Ulbrich CEO Jeff Jacobson CEO LaSalle Investment Management 62

63 Technology Innovation Showcase Insights Productivity Experience RED Edward Wagoner CIO, Corporate Solutions Utilization IQ Stephan Cloitre Executive Vice President, Technology Solutions Corrigo Rick Michaux Vice Chairman and Chief Strategy Officer, Corrigo JLL Marketplace Bill Miller Senior Vice President, Strategic Sourcing Digital Lead Generation Aaron Rinaca Head of Online Markets, AM Research Digital Marketing Solutions Gina Kacamburas Director of Operations, Americas Marketing

2010 and 2016 Fee revenue / fee-based operating expenses reconciliation • Gross accounting requirements increase revenue and costs without corresponding increase to profit • Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Business managed on a fee revenue basis to focus on margin expansion in the base business Twelve months ended Dec 31 Twelve months ended Dec 31 ($ in millions) 2010 2016 Revenue $ 2,925.7 $ 6,803.8 Gross contract costs (139.9) (1,023.5) MSR and related derivatives – net non-cash activity - (23.5) Fee revenue $ 2,785.8 $ 5,756.8 Note: Restructuring and acquisition charges, Mortgage servicing rights (MSRs) - net non-cash activity, and Amortization of acquisition-related intangibles are excluded from adjusted operating income margin. A1

A2 Reconciliation of GAAP Net Income to Adjusted EBITDA Twelve months ended Dec 31 Twelve months ended Dec 31 ($ in millions) 2010 2016 GAAP net income attributable to common shareholders $ 153.5 $ 317.8 Interest expense, net of interest income 49.0 45.3 Provision for income taxes 45.8 108.0 Depreciation and amortization 71.6 141.8 EBITDA $ 319.9 $ 612.9 Restructuring and acquisition charges 6.4 68.5 MSR and related derivatives – net non-cash activity - (23.5) Adjusted EBITDA $ 326.3 $ 657.9 Net income margin attributable to common shareholders 5.3% 4.7% Adjusted EBITDA margin 11.7% 11.4%

A3 Non-GAAP Measures Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include Fee revenue, Adjusted EBITDA and Adjusted EBITDA margin. However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investment, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies. Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures Consistent with GAAP, certain vendor and subcontractor costs (“gross contract costs”) which are managed by the company on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in Revenue and Operating expenses. The company generally earns little to no margin on the reimbursement of gross contract costs, obtaining reimbursement only for costs incurred. Excluding gross contract costs from both Revenue and Operating expenses more accurately reflects how the company manages its expense base and its operating margins. Net non-cash mortgage servicing rights ("MSR") and mortgage banking derivative activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets & Hotels business line of the Americas segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature. Restructuring and acquisition charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition and integration-related charges, including non-cash fair value adjustments to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non- cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. As noted within Note 5, Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation from operating income to adjusted operating income and Adjusted EBITDA.

December 2017